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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                ----------------

                        Date of Report: September 9, 1996
               Date of Earliest Event Reported: September 9, 1996

                                 PANENERGY CORP
             (Exact name of registrant as specified in its charter)


                                    Delaware
                         (State or other jurisdiction of
                                 incorporation)
                                     1-8157
                                (Commission File
                                     Number)
                                   74-2150460
                                (I.R.S. Employer
                             Identification Number)

                              5400 Westheimer Court
                                  P.O. Box 1642
                            Houston, Texas 77251-1642
          (Address, including zip code, of principal executive office)

                                -----------------


               Registrant's telephone number, including area code:

                                 (713) 627-5400


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Item 5.  Other Information.

         Forward - Looking Statements

         In order to keep its shareholders, the investment community and the public informed about PanEnergy Corp ("PanEnergy") and its subsidiaries (collectively, the "Company"), PanEnergy, from time to time, issues statements, either written or oral, that may contain forward-looking information, including projections, estimates, forecasts, plans and objectives. Although PanEnergy believes that all such statements are based upon reasonable assumptions, no assurance can be given that the actual results will not differ materially from those contained in such forward-looking statements. PanEnergy makes forward-looking statements in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Act").

         As required by the Act, PanEnergy identifies the following factors that could cause the actual results to differ from PanEnergy's forward-looking statements:

         1. In the Company's natural gas transmission group, utilization of the Company's pipelines depends primarily upon natural gas prices, competition from other pipelines and alternative fuels, and weather conditions affecting the use of natural gas. Pipeline utilization can also be affected by operating conditions on either the Company's systems or on the facilities of others. The Company's pipelines also bear the risks and uncertainties of any future impact of federal and state regulation of the business of the pipelines or of their customers, including allowed cost recovery and rates of return, as well as terms and conditions of service, including regulatory initiatives (such as Order 636 of the Federal Energy Regulatory Commission or customer unbundling initiatives at the state level) designed to increase competition among producers, marketers and transporters of natural gas.

         2. The results of the Company's energy services group can be substantially affected by a number of factors. Competition and changes in price and production levels can significantly affect the margins realized by the Company in both its Field Services Group and its Gas and Power Services Group. The energy services group also bears the risks and uncertainties (including potential future federal or state regulatory initiatives) of developing new markets, services and products and competing effectively with respect to these markets, services and products. Results of this group can also be impacted by the success of the Company in implementing hedging strategies and in acquiring other assets and businesses, and integrating such assets and businesses into its existing operations.

         3. Virtually all of the Company's operations are subject to the risks and uncertainties of general economic conditions (nationally, in specific regions of the United States, and internationally), the outcome of pending and/or potential legal and regulatory proceedings, changes in environmental, tax, labor and other laws and regulations to which the Company is subject, and the condition of the capital markets utilized by the Company to finance its operations.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PANENERGY CORP

                                By:   /s/  Carl B. King
                                           Carl B. King
                                     Senior Vice President and General Counsel



Date:  September 9, 1996


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